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                                                                    EXHIBIT 10.1

                CONTRIBUTION, ASSIGNMENT AND ASSUMPTION AGREEMENT

      This CONTRIBUTION, ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Agreement"), dated as of December 15, 2004 is made by and between Buckeye Pipe Line Company LLC, a Delaware limited liability company (the "Company"), and Buckeye GP LLC, a Delaware limited liability company and wholly-owned subsidiary of the Company ("New GP").

                               W I T N E S S E T H

      WHEREAS, the Company holds an approximate 1% general partner interest (the "MLP GP Interest") in Buckeye Partners, L.P., a Delaware limited partnership (the "Partnership"), and serves as the sole general partner of the Partnership;

      WHEREAS, the Company holds (i) a 1.99% general partner interest (the "Michigan GP Interest") in Buckeye Pipe Line Company of Michigan, L.P. ("Michigan"), (ii) a 1% general partner interest (collectively with the Michigan GP Interest and the Holdings GP Interest (as defined below), the "OLP GP Interests") in each of Buckeye Pipe Line Company, L.P. ("Buckeye"), Laurel Pipe Line Company, L.P. ("Laurel"), and Everglades Pipe Line Company, L.P. ("Everglades"), and (iii) an approximate 1% general partner interest (the "Holdings GP Interest") in Buckeye Pipe Line Holdings, L.P. ("Holdings" and collectively with Michigan, Buckeye, Laurel and Everglades, the "Operating Partnerships"), each a Delaware limited partnership, and serves as the sole general partner of each Operating Partnership;

      WHEREAS, the Company desires to contribute to New GP certain assets, including the Company's MLP GP Interest and OLP GP Interests, and New GP desires to assume the role of successor general partner of (i) the Partnership under the Amended and Restated Agreement of Limited Partnership, dated as of April 24, 2002 (the "MLP Partnership Agreement"), (ii) Michigan under its Amended and Restated Agreement of Limited Partnership, dated as of March 25, 1998, (iii) Buckeye under its Amended and Restated Agreement of Limited Partnership, dated as of March 25, 1998, (iv) Laurel under its Amended and Restated Agreement of Limited Partnership, dated as of March 25, 1998, (v) Everglades under its Amended and Restated Agreement of Limited Partnership, dated as of March 25, 1998, and (vi) Holdings under its Amended and Restated Agreement of Limited Partnership, dated as of October 12, 2001 (such Agreements of Limited Partnership of the Operating Partnerships being collectively referred to herein as the "OLP Partnership Agreements"), as well as certain other liabilities of the Company, upon the terms and subject to the conditions set forth herein; and

      WHEREAS, Section 11.1 of the MLP Partnership Agreement allows the Company to transfer the MLP GP Interest to New GP; and

      WHEREAS, Section 11.2 of the MLP Partnership Agreement provides that any transferee of the MLP GP Interest pursuant to Section 11.1 shall automatically be admitted to the Partnership as successor general partner of the Partnership, and that the transferor of such MLP GP Interest shall automatically cease to be the general partner of the Partnership; and

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      WHEREAS, Section 10.1 of each OLP Partnership Agreement allows the Company to transfer the OLP GP Interests to New GP; and

      WHEREAS, Section 10.2 of each OLP Partnership Agreement provides that any transferee of the relevant OLP GP Interest pursuant to Section 10.1 shall automatically be admitted to the relevant Operating Partnership as successor general partner of such Operating Partnership, and that the transferor of such OLP GP Interest shall automatically cease to be the general partner of such Operating Partnership.

      NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

      1. Contribution and Assignment. Except for the Company's right, title and interest in, to and under the Third Amended and Restated Incentive Compensation Agreement, dated as of May 4, 2004, between the Partnership and the Company (the "ICA"), the Company hereby grants, bargains, sells, conveys, assigns, transfers and delivers all of its assets (the "Assets"), including, without limitation, those assets described on Exhibit A hereto, to New GP, and its successors and assigns, and New GP hereby accepts such Assets, as a contribution to capital, at and as of the date hereof.

      2. Assumption of Liabilities. As consideration for the grant, bargain, sale, conveyance, assignment, transfer and delivery made under Section 1 hereof, except for the Company's liabilities and obligations under the ICA, New GP hereby assumes and agrees to perform and fully discharge all of the liabilities of the Company (the "Liabilities"), including, without limitation, the liabilities described on Exhibit B hereto. New GP hereby agrees to indemnify, defend and hold harmless the Company, its successors and assigns, of and from any and all costs, liabilities and expense, including court costs and attorneys fees, arising from or connected with the Liabilities hereby assumed.

      3. Assignment by New GP. As consideration for the grant, bargain, sale, conveyance, assignment, transfer and delivery made under Section 1 hereof, New GP hereby grants, bargains, sells, conveys, assigns, transfers and delivers its rights under Section 13.2 of the MLP Partnership Agreement to receive the fair market value in cash of the right to receive incentive compensation under the ICA (the "ICA Liquidation Rights") to the Company.

      4. Further Assurances. The parties hereto hereby each covenant and agree that, at any time and from time to time after the delivery of this Agreement, at the other party's request and expense, each party, its successors and assigns, will do, execute, acknowledge and deliver, or will cause to be done, executed, acknowledged and delivered, any and all such further acts, conveyances, transfers, assignments, powers of attorney and assurances as the other party reasonably may require to more effectively grant, convey, assign, transfer, set over to or vest in New GP the Assets, or to better enable New GP to realize upon or otherwise enjoy the Assets, to more effectively grant, convey, assign, transfer, set over to or vest in the Company the ICA Liquidation Rights, to effect the assumption by New GP of the Liabilities or to otherwise carry into effect the intent and purposes of this Agreement.

                                       2

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      5. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without reference to the choice of law principles thereof.

      6. Counterparts. This Agreement may be executed in two counterparts, each of which shall be deemed an original, but all of which shall be considered one and the same agreement.

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         IN WITNESS WHEREOF, this Agreement has been signed by or on behalf of each of the parties as of the date first written above.

                                BUCKEYE PIPE LINE COMPANY LLC

                                By: /s/ Stephen C. Muther
                                    ____________________________________________
                                Name: Stephen C. Muther
                                Title: Senior Vice President-
                                Administration, General
                                Counsel and Secretary

                                BUCKEYE GP LLC

                                By: /s/ Robert B. Wallace
                                    ____________________________________________
                                Name: Robert B. Wallace
                                Title: Senior Vice President-Finance
                                and Chief Financial Officer

      [Signature Page to Contribution, Assignment and Assumption Agreement]

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                                                                       EXHIBIT A

                                     ASSETS

1. Units representing the approximate 1% general partner interest in Buckeye Partners, L.P., together with all right, title and interest of the Company in, to and under that certain Amended and Restated Agreement of Limited Partnership of Buckeye Partners, L.P., as amended and restated as of April 24, 2002;

2. Units representing the 1.99% general partner interest in Buckeye Pipe Line Company of Michigan, L.P., together with all right, title and interest of the Company in, to and under that certain Amended and Restated Agreement of Limited Partnership of Buckeye Pipe Line Company of Michigan, L.P., as amended and restated as of March 25, 1998;

3. Units representing the 1% general partner interest in Buckeye Pipe Line Company, L.P., together with all right, title and interest of the Company in, to and under that certain Amended and Restated Agreement of Limited Partnership of Buckeye Pipe Line Company, L.P., as amended and restated as of March 25, 1998;

4. Units representing the 1% general partner interest in Laurel Pipe Line Company, L.P., together with all right, title and interest of the Company in, to and under that certain Amended and Restated Agreement of Limited Partnership of Laurel Pipe Line Company, L.P., as amended and restated as of March 25, 1998;

5. Units representing the 1% general partner interest in Everglades Pipe Line Company, L.P., together with all right, title and interest of the Company in, to and under that certain Amended and Restated Agreement of Limited Partnership of Everglades Pipe Line Company, L.P., as amended and restated as of March 25, 1998;

6. Units representing the approximate 1% general partner interest in Buckeye Pipe Line Holdings, L.P., together with all right, title and interest of the Company in, to and under that certain Amended and Restated Agreement of Limited Partnership of Buckeye Pipe Line Holdings, L.P., as amended and restated as of October 12, 2001;

7. All right, title and interest of the Company in, to and under the Management Agreement, dated as of October 4, 2001, between the Company and Buckeye Pipe Line Company, L.P.;

8. All right, title and interest of the Company in, to and under the Management Agreement, dated as of October 4, 2001, between the Company and Buckeye Pipe Line Company of Michigan, L.P.;

9. All right, title and interest of the Company in, to and under the Management Agreement, dated as of October 4, 2001, between the Company and Laurel Pipe Line Company, L.P.;

10. All right, title and interest of the Company in, to and under the Management Agreement, dated as of October 4, 2001, between the Company and Everglades Pipe Line Company, L.P.;

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11.   All right, title and interest of the Company in, to and under the
      Management Agreement, dated as of October 4, 2001, between the Company and Buckeye Pipe Line Holdings, L.P.;

12. All right, title and interest of the Company in, to and under that certain Management Agreement dated as of January 1, 1998, among the Company, Buckeye Management Company LLC, and Glenmoor, LLC;

13. All right, title and interest of the Company in, to and under that certain Second Amended and Restated Exchange Agreement, dated as of May 4, 2004, among the Company, Buckeye Management Company LLC, Glenmoor LLC, Buckeye Partners, L.P., Buckeye Pipe Line Company, L.P., Buckeye Pipe Line Company of Michigan, L.P., Laurel Pipe Line Company, L.P., Everglades Pipe Line Company, L.P., and Buckeye Pipe Line Holdings, L.P.;

14. All right, title and interest of the Company in, to and under that certain Expense Reimbursement Agreement dated as of May 4, 2004, between the Company and Buckeye Management Company LLC; and

15.   All goodwill of the Company.

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                                                                       EXHIBIT B

                                   LIABILITIES

1. All liabilities and obligations of the Company under that certain Amended and Restated Agreement of Limited Partnership of Buckeye Partners, L.P., as amended and restated as of April 24, 2002, arising after the date hereof;

2. All liabilities and obligations of the Company under that certain Amended and Restated Agreement of Limited Partnership of Buckeye Pipe Line Company of Michigan, L.P., as amended and restated as of March 25, 1998, arising after the date hereof;

3. All liabilities and obligations of the Company under that certain Amended and Restated Agreement of Limited Partnership of Buckeye Pipe Line Company, L.P., as amended and restated as of March 25, 1998, arising after the date hereof;

4. All liabilities and obligations of the Company under that certain Amended and Restated Agreement of Limited Partnership of Laurel Pipe Line Company, L.P., as amended and restated as of March 25, 1998, arising after the date hereof;

5. All liabilities and obligations of the Company under that certain Amended and Restated Agreement of Limited Partnership of Everglades Pipe Line Company, L.P., as amended and restated as of March 25, 1998, arising after the date hereof;

6. All liabilities and obligations of the Company under that certain Amended and Restated Agreement of Limited Partnership of Buckeye Pipe Line Holdings, L.P., as amended and restated as of October 12, 2001, arising after the date hereof;

7. All liabilities and obligations of the Company under that certain Management Agreement, dated as of October 4, 2001, between the Company and Buckeye Pipe Line Company, L.P. , arising after the date hereof;

8. All liabilities and obligations of the Company under that certain Management Agreement, dated as of October 4, 2001, between the Company and Buckeye Pipe Line Company of Michigan, L.P. , arising after the date hereof;

9. All liabilities and obligations of the Company under that certain Management Agreement, dated as of October 4, 2001, between the Company and Laurel Pipe Line Company, L.P. , arising after the date hereof;

10. All liabilities and obligations of the Company under that certain Management Agreement, dated as of October 4, 2001, between the Company and Everglades Pipe Line Company, L.P. , arising after the date hereof;

11. All liabilities and obligations of the Company under that certain Management Agreement, dated as of October 4, 2001, between the Company and Buckeye Pipe Line Holdings, L.P. , arising after the date hereof;

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12.   All liabilities and obligations of the Company under that certain
      Management Agreement, dated as of January 1, 1998, among the Company, Buckeye Management Company LLC, and Glenmoor, LLC, arising after the date hereof;

13. All liabilities and obligations of the Company under that certain Expense Reimbursement Agreement dated as of May 4, 2004, between the Company and Buckeye Management Company LLC; and

14. All liabilities and obligations of the Company under that certain Second Amended and Restated Exchange Agreement, dated as of May 4, 2004, among the Company, Buckeye Management Company LLC, Glenmoor LLC, Buckeye Partners, L.P., Buckeye Pipe Line Company, L.P., Buckeye Pipe Line Company of Michigan, L.P., Laurel Pipe Line Company, L.P., Everglades Pipe Line Company, L.P., and Buckeye Pipe Line Holdings, L.P., arising after the date hereof.

                                       8